UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Reportable Event: January 30, 1998	Commission file number 1-5039

                           	WEIS MARKETS, INC.
          	(Exact name of registrant as specified in its charter)

         	Pennsylvania			                             24-0755415
	(State or other jurisdiction of			        (IRS Employee Identification No.)
	incorporation or organization)

  1000 South Second Street, Sunbury, PA			             17801
	(Address of principal executive offices)		         	(Zip Code)

Registrant's telephone number, including area code:  717-286-4571

Securities registered pursuant to Section 12(b) of the Act:

				                                              Name of each exchange
     	Title of each class			                       on which registered
 	Common stock, no par value			                  New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:

                                  	None
                             	(Title of class)

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                             WEIS MARKETS, INC.
                            ITEM 5 Other Events

The Company sold 1,859,000 shares of AquaPenn Spring Water, Co.'s common stock in conjunction with AquaPenn's initial public offering on January 30, 1998. The Company will realize an estimated pre-tax profit of $15,000,000 from this sale transaction in the first quarter of 1998.

AquaPenn Spring Water Co., (NYSE: APN), located in Milesburg, PA, is a producer and bottler of spring water.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         								Weis Markets, Inc.
                                     								      (Registrant)


Date:  February 9, 1998	                       				William R. Mills
       ----------------                         -----------------------
                                                William R. Mills
                                        								Vice President Finance
                                        								& Secretary